SUMMARY PROSPECTUS February 28, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at https://www.bbhfunds.com/us/en/resources.html#Documents. You can also get this information at no cost by calling 1-800-575-1265 or by sending an email request to bbhfunds@bbh.com. The Fund’s prospectus and SAI, each dated February 28, 2026, as amended and/or supplemented from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

BBH Select Large Cap ETF – Fund Summary

(Ticker BBHL)

Investment Objective

The investment objective of BBH Select Large Cap ETF (the “Fund”) is to provide investors with long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold, and sell the Fund’s Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expense example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees*	0.62%
Distribution (12b-1) Fees	None
Other Expenses**	0.09%
Total Annual Fund Operating Expenses	0.71%

*  Restated to reflect current fees.

** Based on estimated expenses for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Shares to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund’s Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Class I Shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$228	$396	$882
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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. For the fiscal year ended October 31, 2025, the portfolio turnover rate of the BBH Select Series – Large Cap Fund (the “Predecessor Fund”) was 20% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets at the time of purchase, plus the amount of any borrowings for investment purposes, in large capitalization publicly traded equity securities, consisting primarily of common stock. Commonly referred to as large cap stocks, such securities will be issued by domestic and non-U.S. issuers both directly and in the form of certificates issued by U.S. bank that represent shares of non-U.S. stock, called depositary receipts. The Fund may invest in sponsored and unsponsored depositary receipts, consisting of American Depositary Receipts (“ADRs”). The Fund primarily seeks to buy common stock and may also invest in preferred stock. The Investment Adviser considers large cap securities to be securities that at the time of purchase have a market capitalization within the range of companies included in the S&P 500 Index. As of January 31, 2026, the market capitalization range of companies included in the S&P 500 Index was $12.37 billion to $4.64 trillion.

The Fund’s strategy is based on fundamental business analysis and a long-term orientation. The Investment Adviser selects companies based on their qualitative merits, competitive profile and prospective value creation potential. Investments may be sold if they appreciate to levels at or near the higher end of the Investment Adviser’s estimated ranges of intrinsic value.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than would a diversified fund. The Fund seeks to invest in approximately 25-60 different companies that meet the Investment Adviser’s prescriptive fundamental criteria.

Principal Risks of the Fund

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed and described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT RISK:

Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

MARKET RISK:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally.

EQUITY SECURITIES RISK:

Equity securities risk is the risk that prices of equity securities, such as common stock and preferred securities, rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole. Common stock incurs additional risk because the claims of owners of preferred securities and bonds take precedence over the claims of those who own common stock.

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PREFERRED SECURITIES RISK:

The Fund may invest in preferred securities which are equity interests in a company that entitle the holder to receive common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company, in preference to the holders of other securities. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities may pay dividends only after the company makes required payments on bonds and other debt. If a company experiences actual or perceived changes in its financial condition or prospects, the value of preferred securities may be more greatly affected than the value of bonds and other debt.

LARGE CAP COMPANY RISK:

Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.

ETF RISK:

The Fund is an ETF and is subject to the following risks:

•        Trading Issues. Shares of the Fund trade on an exchange at market prices and may trade above (premium) or below (discount) their net asset value (“NAV”). An active trading market for the Fund’s shares may not develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in shares inadvisable, such as extraordinary market volatility. In addition, there can be no assurance that shares will continue to meet the listing requirements of the NYSE Arca.

•        Market Price Variance. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly and shares may trade at a premium or discount to NAV.

•        Limited Authorized Participant, Market Makers, and Liquidity Providers. There may be a limited number of market makers and/or liquidity providers in the marketplace and the Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Only an authorized participant who has entered into an agreement with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund, and none of those authorized participants is obligated to engage in creation and/or redemption transactions. To the extent that authorized participants, market makers, and liquidity providers exit the business or are unable to provide their services with respect to the Fund and no other entities are able to step forward to perform their functions, the Fund’s shares may trade at a premium or discount to NAV and possibly face trading halts or delisting.

NON-DIVERSIFICATION RISK:

Because a non-diversified fund under the federal securities laws may invest in a relatively small number of issuers compared to a diversified fund, changes in the financial condition of individual issuers, as well as political, regulatory or economic occurrences affecting such issuers may cause greater fluctuation in the value of a non-diversified fund’s shares. However, the Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

NON-U.S. INVESTMENT RISK:

Investing in securities of companies based outside of the United States, including ADRs, involves risks not typically associated with investing in securities of companies organized and operated in the United States. These risks include adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations, and the different characteristics of overseas economies and markets. These factors can make non-U.S. investments more volatile and potentially less liquid than U.S. investments. Unsponsored ADRs do not trade on an exchange and therefore may be difficult to sell and investors do not have the benefits and voting rights that are extended to other shareholders.

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MANAGEMENT RISK:

The Fund is actively managed, and its success depends upon the investment skills and analytical abilities of the Investment Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Investment Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

LARGE SHAREHOLDER RISK:

Asset allocation decisions, particularly large redemptions, made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders may adversely impact remaining Fund shareholders.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH&Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

Performance of Predecessor Fund

The Fund is the successor to the Predecessor Fund, a mutual fund series of BBH Trust, as a result of the reorganization of the Predecessor Fund into the Fund on November 17, 2025 (the “Reorganization”). The Fund has adopted the Predecessor Fund’s performance history. The Predecessor Fund also was advised by the Investment Adviser and had the same investment objective, investment strategies, and fundamental and non-fundamental investment policies as the Fund. The performance shown for periods prior to the Reorganization represents the performance of the Predecessor Fund.

The following bar chart and table give an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year. The table shows how the average annual returns of the Fund for the periods indicated compared to a broad-based securities market index. One cannot invest directly in an index.

Past performance, before and after taxes, does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.bbhfunds.com or can be obtained by phone at 1-800-575-1265.

Total Returns for Class I Shares (% Per Calendar Year)

Calendar Year Ended December 31

Highest Performing Quarter:	15.49% in 2nd quarter of 2020
Lowest Performing Quarter:	(19.98)% in 1st quarter of 2020
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Average Annual Total Returns
(For the periods ended December 31, 2025)

The performance figures assume that all distributions were reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

	1 Year	5 Years	Since Inception of Predecessor Fund (9/9/2019)
Predecessor Fund
Return Before Taxes	14.26%	10.62%	11.05%
Return After Taxes on Distributions	11.89%	9.69%	10.29%
Return After Taxes on Distributions and Sale of Fund Shares	10.08%	8.36%	8.84%
S&P 500 Index (reflects no deduction of fees, expenses or taxes)	17.88%	14.42%	15.88%

Investment Adviser

BBH&Co., through a separately identifiable department, serves as the Fund’s investment adviser. The following individuals are responsible for the day-to-day management of the Fund:

Portfolio Manager

Name	BBH&Co. Title	Portfolio Manager of the Predecessor Fund/Fund Since
Scott Hill	Principal	2024/2025

Purchase and Sale of Fund Shares

Shares of the Fund are listed on NYSE Arca, Inc. and may only be bought and sold in the secondary market through a broker or dealer at a market price. Because shares trade at market price rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at bbhfunds.com.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three.

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Payments to Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BBH&Co. may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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